MuniAssets
                                                              Fund, Inc.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1999

                             MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

                                        MuniAssets Fund, Inc., November 30, 1999

DEAR SHAREHOLDER

For the six months ended November 30, 1999, MuniAssets Fund, Inc. earned $0.411 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 6.15%, based on a month-end net asset value of $13.35 per share. Over the same period, the Fund's total investment return was -4.53%, based on a change in per share net asset value from $14.46 to $13.35, and assuming reinvestment of $0.411 per share income dividends.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approxi mately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Largely as a result of the stabilization of financial markets, credit spreads within the municipal market reverted to their historically narrow levels early in the six-month period ended November 30, 1999. Corporate-related tax-exempt debt benefited the most as a rebound in commodity prices and robust economic growth contributed to growing optimism over earnings prospects. However, more recently an upturn in the supply of high-yield issuance coupled with heightened liquidity-related concerns on the part of the investor community caused credit spreads to widen somewhat. These recent developments are largely attributable to year-end seasonal patterns as well as Y2K-related concerns.

In contrast to the corporate sector, healthcare-related debt has undergone appreciable deterioration in credit fundamentals and market liquidity. The financial positions of many nonprofit hospitals have weakened in recent quarters as these hospitals struggle to cope with rising costs, reduced reimbursement rates resulting from the Balanced Budget Act of 1997 and increased competition. For some time now, we have maintained a limited exposure in this sector and, while we remain circumspect given the strained environment, credit spreads have widened out to the point where much of the bad news appears to have been discounted. In light of these developments, we began to establish small positions in credits that we believe have been unnecessarily punished by the market and therefore represent good value, in our opinion.

Extending the portfolio's average call protection remained a strategic focus throughout the past six months. Municipal securities are typically issued with optional call features giving the issuer the right to redeem outstanding debt prior to maturity. This usually occurs at an inopportune time from the investor's perspective as interest rates are likely to be lower. In light of this ongoing reinvestment risk, we have maintained a proactive approach to managing call exposure in an effort to reduce the impact on the portfolio's overall income stream and, ultimately, offer a more stable stream of dividend income for shareholders over the long term.

Our investment philosophy has grown more flexible to allow for more short-term trading opportunities, which requires a greater emphasis on liquidity. As a consequence, we shifted our focus toward larger and more widely distributed issues. Typically, smaller issues are closely held by a handful of


                                     2 & 3

MuniAssets Fund, Inc., November 30, 1999 investors. They tend to trade infrequently and are subject to higher transaction costs, making them unsuitable for our current strategies. This greater willingness to capitalize on short-term inefficiencies within the tax-exempt high-yield arena may possibly generate more turnover than the portfolio has experienced in the past. At the same time, we expect the enhanced degree of liquidity to prove beneficial both in terms of reducing individual credit risk and rendering the portfolio more responsive to changes in our investment outlook.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

December 30, 1999

PROXY RESULTS

During the six-month period ended November 30, 1999, MuniAssets Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on August 25, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted          Shares Withheld
                                                                                        For                From Voting
------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                               9,960,619              345,282
                                         Joe Grills                                   9,958,734              347,167
                                         Walter Mintz                                 9,952,654              353,247
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                             10,027,496      58,602        219,803
------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's     Face                                                                             Value
STATE               Ratings   Ratings    Amount     Issue
===================================================================================================================================
Alabama--2.1%       B-        NR*       $ 1,420     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                    of America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009          $ 1,487
                    CCC       Ca          4,324     Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                                    Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (b)       1,426
===================================================================================================================================
Alaska--1.4%        NR*       NR*         2,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                                    Pipeline Corporation), 6.10% due 2/01/2024                                2,006
===================================================================================================================================
Arizona--8.7%       B         B2          2,500     Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                    Refunding Bonds (Tucson Electric Power Navajo), Series B, 7%
                                                    due 10/01/2032                                                            2,544
                    BBB+      Baa1        2,045     Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                                    (Catholic Healthcare West Project), Series A, 5% due 7/01/2021            1,622
                    BBB-      Baa3        1,500     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (Public Service Company of New Mexico), Series A, 5.75%
                                                    due 11/01/2022                                                            1,342
                    NR*       B1          3,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            2,760
                                                    Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                    Electric Power Company Project):
                    B         B2          1,200       Series B, 6% due 9/01/2029                                              1,064
                    B         B2          1,000       Series C, 6% due 9/01/2029                                                889
                    NR*       NR*         1,880     Show Low, Arizona, Improvement District No. 5, Special Assessment
                                                    Bonds, 6.375% due 1/01/2015                                               1,874
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                     4 & 5

                                        MuniAssets Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's     Face
STATE                 Ratings   Ratings    Amount   Issue                                                                    Value
===================================================================================================================================
California--6.1%      AAA       Aaa       $ 9,545   Anaheim, California, Public Financing Authority, Lease Revenue
                                                    Bonds (Public Improvements Project), Sub-Series C, 5.95%**
                                                    due 9/01/2036 (a)                                                       $ 1,009
                      NR*       NR*         3,305   Long Beach, California, Redevelopment Agency, M/F Housing Revenue
                                                    Bonds (Pacific Court Apartments), AMT, Issue B, 6.80% due 9/01/2013       2,049
                      AAA       NR*         4,000   Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Bonds, RIB, Series 144, 7.05% due 6/15/2029 (a)(e)          3,580
                      NR*       NR*         1,780   Pleasanton, California, Joint Powers Financing Authority, Revenue
                                                    Refunding Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008          1,841
===================================================================================================================================
Colorado--2.8%        NR*       NR*         1,000   Colorado Post-Secondary Educational Facilities Authority Revenue
                                                    Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017         1,123
                      NR*       NR*         2,500   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               2,722
===================================================================================================================================
Connecticut--5.9%     BB-       Ba1         6,000   Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                    Light & Power Company), Series A, 5.85% due 9/01/2028                     5,473
                      NR*       NR*         1,000   Connecticut State Health and Educational Facilities Authority Revenue
                                                    Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027                      973
                      NR*       NR*         1,795   Eastern Connecticut, State Regional Educational Service Center Revenue
                                                    Bonds, 6.50% due 5/15/2009                                                1,856
===================================================================================================================================
Illinois--5.2%        NR*       NR*         1,975   Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program), 7.50% due 12/01/2006        2,012
                                                    Illinois Health Facilities Authority Revenue Bonds (Community Hospital
                                                    of Ottawa Project):
                      BBB+      NR*         1,000     6.75% due 8/15/2014                                                     1,034
                      BBB+      NR*         2,000     6.85% due 8/15/2024                                                     2,073
                      NR*       Baa1        2,150   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                    Hospital Project), 6.70% due 3/01/2014                                    2,189
===================================================================================================================================
Iowa--0.7%            NR*       NR*           800   Iowa Finance Authority, Health Care Facilities Revenue Bonds (Care
                                                    Initiatives Project), 9.25% due 7/01/2025                                   980
===================================================================================================================================
Kentucky--0.7%        NR*       NR*         1,000   Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                                    Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029    964
===================================================================================================================================
Louisiana--3.3%       CC        NR*         4,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                    Project), 7.50% due 7/01/2013                                             4,605
===================================================================================================================================
Maryland--2.8%        NR*       NR*         3,000   Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019   3,108
                      NR*       VMIG1+        300   Maryland State Health and Higher Educational Facilities Authority,
                                                    Revenue Refunding Bonds (Pooled Loan Program), VRDN, Series A, 3.85%
                                                    due 4/01/2035 (f)                                                           300
                      A1+       VMIG1+        600   University of Maryland, University Revenue Bonds (Equipment Loan
                                                    Program), VRDN, Series A, 3.75% due 7/01/2015 (f)                           600
===================================================================================================================================
Massachusetts--6.8%   NR*       NR*           825   Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (New England Memorial Hospital Project),
                                                    Series C, 7% due 4/01/2014 (b)                                              207
                      AAA       Ba1         1,645   Massachusetts State Industrial Finance Agency Revenue Bonds (Vinfen
                                                    Corporation), 7.10% due 11/15/2003 (d)                                    1,821
                      NR*       Aaa         2,765   Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                    Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)            3,146
                      NR*       NR*         4,000   Massachusetts State Port Authority, Special Project Revenue Bonds
                                                    (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        4,243
===================================================================================================================================
Michigan--1.5%        A         NR*           500   Grand Rapids Charter Township, Michigan, Revenue Bonds (Porter Hills
                                                    Obligation Group), 5.45% due 7/01/2029                                      427
                      A1+       VMIG1+        200   University of Michigan, University Revenue Refunding Bonds (Medical
                                                    Service Plan), VRDN, Series A-1, 3.80% due 12/01/2021 (f)                   200
                      NR*       NR*         1,500   Wayne Charter County, Michigan, Special Airport Facilities Revenue
                                                    Refunding Bonds (Northwest Airlines Inc.), 6.75% due 12/01/2015           1,508
===================================================================================================================================
Mississippi--0.9%     NR*       NR*         1,250   Mississippi Development Bank, Special Obligation Revenue Refunding
                                                    Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017           1,215
===================================================================================================================================
Missouri--1.1%        NR*       Baa2        1,500   Missouri State Health and Educational Facilities Authority, Health
                                                    Facilities Revenue Bonds (Jefferson Memorial Hospital Obligation
                                                    Group), 6.80% due 5/15/2025                                               1,534
===================================================================================================================================
New Jersey--11.2%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                    (Holt Hauling & Warehousing), AMT, Series A:
                      BB-       NR*         1,000     9.625% due 1/01/2011                                                    1,144
                      BB-       NR*         3,800     9.875% due 1/01/2021                                                    4,391
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                      B-        B2          3,000     Series A, 7.50% due 12/01/2010                                          2,901
                      B-        B2            500     Series B, 7.50% due 12/01/2009                                            484
                      NR*       NR*         2,000   New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                                    LP Project), AMT, 6% due 11/01/2028                                       1,853
                      NR*       NR*         1,000   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                                    10/01/2014                                                                1,045
                                                    New Jersey EDA, Revenue Bonds, First Mortgage:
                      NR*       NR*         1,000     (Cranes Mill), Series A, 7.375% due 2/01/2017                           1,032
                      BBB-      NR*         1,000     (Fellowship Village Project), Series C, 5.50% due 1/01/2028               838
                      BB        Ba2         2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.25% due 9/15/2029                                   1,871
===================================================================================================================================
New Mexico--2.3%                                    Farmington, New Mexico, PCR, Refunding (Public Service Company--
                                                    San Juan Project):
                      NR*       Baa3        2,500     Series A, 5.80% due 4/01/2022                                           2,254
                      NR*       Baa3        1,000     Series C, 5.80% due 4/01/2022                                             902
===================================================================================================================================


                                     6 & 7

                                        MuniAssets Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's     Face
STATE                 Ratings   Ratings    Amount   Issue                                                                    Value
===================================================================================================================================
New York--1.8%                                      Utica, New York, GO, Public Improvement Bonds:
                      CCC       B2        $   700     9.25% due 8/15/2001                                                  $    737
                      CCC       B2            700     9.25% due 8/15/2002                                                       751
                      CCC       B2            700     9.25% due 8/15/2003                                                       763
                      CCC       B2            250     8.50% due 8/15/2015                                                       278
===================================================================================================================================
Ohio--4.2%            NR*       Ba2         4,750   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019            4,205
                      BBB+      Baa2        2,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                    Project), AMT, 5.65% due 3/01/2033                                        1,724
===================================================================================================================================
Oregon--3.1%          NR*       NR*         1,630   Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                    Cogeneration Project), Senior Lien, 6% due 1/01/2025                      1,491
                      NR*       NR*           700   Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                    Bonds (Wauna Cogeneration Project), Series A, 7.125% due 1/01/2021          724
                      B-        NR*         2,000   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                    Corporation Project), 8% due 12/01/2003                                   2,097
===================================================================================================================================
Pennsylvania--10.0%   NR*       NR*         1,000   Lancaster County, Pennsylvania, Hospital Authority Revenue
                                                    Bonds (Health Center--Saint Annes Home), 6.60% due 4/01/2024                927
                      NR*       NR*         1,500   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           1,349
                                                3   Northhampton Pulp LLC (b)(c)                                                405
                      NR*       NR*         2,210   Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                    Series A, 6.25% due 11/01/2027                                            2,099
                      AAA       NR*         1,455   Pennsylvania State Higher Educational Facilities Authority, College
                                                    and University Revenue Refunding Bonds (Eastern College),
                                                    Series A, 8% due 10/15/2006 (d)                                           1,732
                      NR*       NR*         4,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, AMT, 7.75% due 12/01/2017                                    4,284
                      NR*       NR*         2,625   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                                    5.875% due 5/15/2028                                                      2,219
                      A1+       VMIG1+        600   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                    Facilities Authority, Hospital Revenue Bonds (Children's Hospital of
                                                    Philadelphia Project), VRDN, 3.85% due 3/01/2027 (f)                       600
                      A1+       NR*           300   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                                    Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                                    3.75% due 12/01/2022 (f)                                                    300
===================================================================================================================================
South Carolina--0.7%  NR*       NR*         1,000   South Carolina Jobs Economic Development Authority, Health
                                                    Facilities Revenue Bonds, First Mortgage (Lutheran Homes Project),
                                                    6.625% due 5/01/2028                                                        926
===================================================================================================================================
Texas--3.1%           BB-       Ba1         4,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 4,369
===================================================================================================================================
Vermont--2.4%         NR*       NR*         3,015   Vermont Educational and Health Buildings Financing Agency, Revenue
                                                    Refunding Bonds (College of Saint Joseph Project),
                                                    8.50% due 11/01/2024                                                      3,319
===================================================================================================================================
Virginia--9.2%        NR*       NR*         1,500   Dulles Town Center Community Development Authority, Virginia, Special
                                                    Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026          1,419
                      NR*       NR*         3,075   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                    Facility--Zeigler Coal), 6.90% due 5/02/2022                              2,716
                                                    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt-Facility, AMT, Series A:
                      NR*       NR*         1,700       7.50% due 1/01/2014                                                   1,790
                      NR*       NR*         1,000       7.55% due 1/01/2019                                                   1,052
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Capital Appreciation:
                      NR*       Ba1         6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2032                         592
                      BBB-      Baa3       48,400       Senior Series B, 5.95%** due 8/15/2032                                5,148
===================================================================================================================================
                      Total Investments (Cost--$143,843)--98.0%                                                             136,537

                      Other Assets Less Liabilities--2.0%                                                                     2,759
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $139,296
                                                                                                                           ========
===================================================================================================================================

      (a)   FSA Insured.
      (b)   Non-income producing security.
      (c)   Represents an equity interest in the reorganization of Ponderosa
            Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (d)   Prerefunded.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of November 30, 1999
==============================================================================================================================
Assets:              Investments, at value (identified cost--$143,843,359) ....................                   $136,537,014
                     Cash .....................................................................                        141,106
                     Receivables:
                       Interest ...............................................................  $ 2,539,757
                       Securities sold ........................................................      205,000         2,744,757
                                                                                                 -----------
                     Prepaid expenses and other assets ........................................                         31,742
                                                                                                                  ------------
                     Total assets .............................................................                    139,454,619
                                                                                                                  ------------
==============================================================================================================================
Liabilities:         Payables:
                       Dividends to shareholders ..............................................     101,035
                       Investment adviser .....................................................       4,134            105,169
                                                                                                 -----------
                     Accrued expenses and other liabilities ...................................                         53,905
                                                                                                                  ------------
                     Total liabilities ........................................................                        159,074
                                                                                                                  ------------
==============================================================================================================================
Net Assets:          Net assets ...............................................................                   $139,295,545
                                                                                                                  ============
==============================================================================================================================
Capital:             Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                     10,432,191 shares issued and outstanding .................................                   $  1,043,219
                     Paid-in capital in excess of par .........................................                    148,531,655
                     Undistributed investment income--net .....................................                        721,691
                     Accumulated realized capital losses on investments--net ..................                     (3,694,675)
                     Unrealized depreciation on investments--net ..............................                     (7,306,345)
                                                                                                                  ------------
                     Total capital--Equivalent to $13.35 net asset value per share of Common
                     Stock (market price--$11.3125) ...........................................                   $139,295,545
                                                                                                                  ============
==============================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 1999
==============================================================================================================================
Investment           Interest and amortization of premium and discount earned .................                   $  4,699,112
Income:
==============================================================================================================================
Expenses:            Investment advisory fees .................................................  $   397,611
                     Professional fees ........................................................       25,806
                     Directors' fees and expenses .............................................       19,975
                     Accounting services ......................................................       19,919
                     Printing and shareholder reports .........................................       17,447
                     Transfer agent fees ......................................................       17,203
                     Listing fees .............................................................       11,951
                     Pricing fees .............................................................        5,758
                     Custodian fees ...........................................................        5,722
                     Other ....................................................................        6,532
                                                                                                 -----------
                     Total expenses ...........................................................                        527,924
                                                                                                                  ------------
                     Investment income--net ...................................................                      4,171,188
                                                                                                                  ------------
==============================================================================================================================
Realized &           Realized loss on investments--net ........................................                     (2,007,200)
Unrealized Loss on   Change in unrealized appreciation/depreciation on investments--net .......                     (9,460,378)
Investments--Net:                                                                                                 ------------
                     Net Decrease in Net Assets Resulting from Operations .....................                   $ (7,296,390)
                                                                                                                  ============
==============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six      For the Year
                                                                                               Months Ended          Ended
                     Increase (Decrease) in Net Assets:                                        Nov. 30, 1999      May 31, 1999
==============================================================================================================================
Operations:          Investment income--net ................................................... $  4,171,188      $  8,639,850
                     Realized gain (loss) on investments--net .................................   (2,007,200)        4,247,096
                     Change in unrealized appreciation/depreciation on investments--net .......   (9,460,378)       (7,514,715)
                                                                                                ------------      ------------
                     Net increase (decrease) in net assets resulting from operations ..........   (7,296,390)        5,372,231
                                                                                                ------------      ------------
==============================================================================================================================
Dividends to         Investment income--net ...................................................   (4,291,324)       (8,547,155)
Shareholders:                                                                                   ------------      ------------
                     Net decrease in net assets resulting from dividends to shareholders ......   (4,291,324)       (8,547,155)
==============================================================================================================================
Common Stock         Value of shares issued to Common Stock shareholders in reinvested
Transactions:        dividends ................................................................           --           111,277
                                                                                                ------------      ------------
==============================================================================================================================
Net Assets:          Total decrease in net assets .............................................  (11,587,714)       (3,063,647)
                     Beginning of period ......................................................  150,883,259       153,946,906
                                                                                                ------------      ------------
                     End of period* ........................................................... $139,295,545      $150,883,259
                                                                                                ============      ============
==============================================================================================================================
                   * Undistributed investment income--net ..................................... $    721,691      $    841,827
                                                                                                ============      ============
==============================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have              For the
                   been derived from information provided in                Six Months
                   the financial statements.                                  Ended                 For the Year Ended May 31,
                                                                             Nov. 30,     ------------------------------------------
                   Increase (Decrease) in Net Asset Value:                     1999          1999      1998       1997       1996
====================================================================================================================================
Per Share          Net asset value, beginning of period .................... $  14.46     $  14.77   $  14.16   $  13.74   $  13.73
Operating                                                                    --------     --------   --------   --------   --------
Performance:        Investment income--net .................................      .40          .83        .84        .84        .88
                    Realized and unrealized gain (loss) on investments--net     (1.10)        (.32)       .62        .42        .03
                                                                             --------     --------   --------   --------   --------
                   Total from investment operations ........................     (.70)         .51       1.46       1.26        .91
                                                                             --------     --------   --------   --------   --------
                   Less dividends from investment income--net ..............     (.41)        (.82)      (.85)      (.84)      (.89)
                                                                             --------     --------   --------   --------   --------
                   Capital charge resulting from issuance of Common Stock ..       --           --         --         --       (.01)
                                                                             --------     --------   --------   --------   --------
                   Net asset value, end of period .......................... $  13.35     $  14.46   $  14.77   $  14.16   $   13.74
                                                                             ========     ========   ========   ========   ========
                   Market price per share, end of period ................... $11.3125     $  13.00   $  13.75   $ 12.625   $ 12.375
                                                                             ========     ========   ========   ========   ========
====================================================================================================================================
Total Investment   Based on net asset value per share ......................    (4.53%)+      3.74%     10.87%     10.11%      7.46%
Return:**                                                                    ========     ========   ========   ========   ========
                   Based on market price per share .........................   (10.01%)+       .19%     15.76%      9.01%     11.91%
                                                                             ========     ========   ========   ========   ========
====================================================================================================================================
Ratios to Average  Expenses, net of reimbursement ..........................      .73%*        .72%       .75%       .76%       .55%
Net Assets:                                                                  ========     ========   ========   ========   ========
                   Expenses ................................................      .73%*        .72%       .75%       .76%       .77%
                                                                             ========     ========   ========   ========   ========
                   Investment income--net ..................................     5.74%*       5.66%      5.75%      6.06%      6.24%
                                                                             ========     ========   ========   ========   ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................ $139,296     $150,883   $153,947   $147,630   $143,195
Data:                                                                        ========     ========   ========   ========   ========
                   Portfolio turnover ......................................    21.16%       40.57%     36.39%     45.15%     42.72%
                                                                             ========     ========   ========   ========   ========
====================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quota tions are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $30,291,111 and $35,088,696, respectively.

Net realized losses for the six months ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                  Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(2,007,200)         $(7,306,345)
                                               -----------          -----------
Total ................................         $(2,007,200)         $(7,306,345)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $7,306,345, of which $3,750,706 related to appreciated securities and $11,057,051 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $143,843,359.

4. Common Stock Transactions:

At November 30, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 1999 remained constant and during the year ended May 31, 1999 increased by 7,575 due to dividend reinvestment.

5. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $1,047,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065324 payable on December 30, 1999 to shareholders of record as of December 23, 1999.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                 8.1%
A/A ....................................................                 0.3
BBB/Baa ................................................                14.8
BB/Ba ..................................................                15.8
B/B ....................................................                12.0
CCC/Caa ................................................                 1.0
CC/Ca ..................................................                 3.3
NR (Not Rated) .........................................                41.2
Other* .................................................                 1.5
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16716--11/99

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